Investor Update and Results for 3Q 2017 November 14, 2017 Exhibit 99.1

2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the closing of the transactions contemplated by the merger agreement entered into with certain affiliates of Brookfield Asset Management Inc. and the consequences to the Company if the Brookfield transaction is not consummated; the settlement agreement entered into among the Company, SunEdison and certain of their respective affiliates to resolve, among other things, the intercompany claims between the Company and SunEdison in the SunEdison bankruptcy; the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under the indenture governing our senior notes, and/or project-level financing; risks related to our potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control. TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Exhibit 99.1

3 This presentation provides certain financial and operating metrics of TerraForm Global, Inc. (“TerraForm Global” or the “Company”) as of or for the quarters ended September 30, 2016 and September 30, 2017. Please review these results together with the risk factors detailed in our annual report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on June 15, 2017. The information presented on the following slides does not represent a complete picture of the financial position, results of operation or cash flows of TerraForm Global, is not a replacement for full financial statements prepared in accordance with U.S. GAAP and should not be viewed as indicative of future results, which may differ materially. You should also refer to our Form 10-K for the fiscal year 2016, our Forms 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 filed with the SEC on June 27, 2017, August 9, 2017 and November 8, 2017, respectively, and the other filings we have made with the SEC. Importance of Our Risk Factors Exhibit 99.1

TerraForm Global Focused on Key Areas of Execution ▪ Fleet continues to perform well ▪ We filed our Form 10-Q for 3Q 2017 on November 8, 2017 ▪ The Brookfield acquisition was approved by our stockholders at a special meeting held on November 13, 2017 ▪ We are working to satisfy the remaining condition to closing the Brookfield acquisition, which is the settlement or final dismissal of our securities litigation ▪ We continue to expect the Brookfield acquisition to close before the end of 2017 4 Exhibit 99.1

5 3Q 2017 Results Commentary Metrics 3Q 2017 3Q 2016 % change YoY Revenue, net ($M) $67 $55 22% Net Income / (Loss) ($M) ($37) ($18) n/a Non-GAAP Metrics 3Q 2017 3Q 2016 % change YoY Net MW Owned (Period End) 919 916 0% Capacity Factor 32.7% 28.6% +410 bps MWh (000s) 714 624 14% Adj. Revenue / MWh $95 $89 7% Adj. Revenue ($M) $68 $55 23% Adj. EBITDA ($M)1 $47 $39 21% Adj. EBITDA margin 70.0% 71.1% -110 bps CAFD ($M)1 ($3) ($13) n/a 1. Excludes non-operating cash costs incurred (costs that are not representative of our core operations)  Revenue and fleet production increased vs. previous year primarily due to stronger wind resource in Brazil & China  Net loss widened vs. 3Q 2016 due to the difference between the timing of recognition of certain litigation expenses and insurance receivables  Adjusted EBITDA increased vs. 3Q 2016 driven primarily by higher revenue  CAFD improved vs. 3Q 2016 driven primarily by stronger revenue, partially offset by larger settled FX hedge losses  Unrestricted cash of $632M as of September 30, 2017 Exhibit 99.1

Appendix 6 Exhibit 99.1

7 Definition of Adjusted Revenue Adjusted Revenue (defined below) is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including revenue. Please see the Appendix Tables below for our definition of Adjusted Revenue and additional disclosure on the usefulness of Adjusted Revenue as a supplementary non-GAAP measure and on its limitations. Reconciliation of Operating Revenues, Net to Adjusted Revenue We define Adjusted Revenue as Operating revenues, net, adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable rate revenue contracts, net and other non-cash revenue items. We disclose Adjusted Revenue as a supplemental non-GAAP measure because it presents the component of our operating revenue that relates to the energy production from our plants, and is, therefore, useful to investors and other stakeholders in evaluating the performance of our renewable energy assets and comparing that performance across periods in each case without regard to non- cash revenue items. In addition, Adjusted Revenue is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget. We believe Adjusted Revenue is useful as a planning tool because it allows our management to compare performance across periods on a consistent basis in order to more easily view and evaluate operating and performance trends and as a means of forecasting operating and financial performance and comparing actual performance to forecasted expectations. For these reasons, we also believe it is also useful for communicating with shareholders, bondholders and lenders and other stakeholders. Adjusted Revenue has certain limitations in that it does not reflect the impact of these non-cash items of revenue on our performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including Operating revenues, net. Exhibit 99.1

8 Definition of Adjusted EBITDA Adjusted EBITDA (defined below) is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non- recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income (loss). The presentation of Adjusted EBITDA should not be construed as an implication that our future results will be unaffected by non-operating, unusual or non-recurring items. Please see the Appendix Tables below for our definition of Adjusted EBITDA and additional disclosure on the usefulness of Adjusted EBITDA as a supplementary non-GAAP measure and on its limitations. Reconciliation of Net Income (Loss) to Adjusted EBITDA We disclose Adjusted EBITDA because we believe Adjusted EBITDA is useful to investors and other interested parties as a measure of financial and operating performance and debt service capabilities. We believe Adjusted EBITDA provides an additional tool to investors and securities analysts to compare our performance across periods and among us and our peer companies without regard to interest expense, taxes and depreciation and amortization. In addition, Adjusted EBITDA is also used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget. We believe Adjusted EBITDA is useful as a planning tool because it allows our management to compare performance across periods on a consistent basis in order to more easily view and evaluate operating and performance trends and as a means of forecasting operating and financial performance and comparing actual performance to forecasted expectations. For these reasons, we believe it is also useful for communicating with shareholders, bondholders and lenders and other stakeholders. Because of the limitations described below, however, we encourage you to review, and evaluate the basis for, each of the adjustments made to arrive at Adjusted EBITDA. We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance. Adjusted EBITDA is a supplemental non-GAAP financial measure. Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP. Moreover, Adjusted EBITDA has certain limitations and should not be considered in isolation. Some of these limitations are: (i) Adjusted EBITDA does not reflect cash expenditures or future requirements for capital expenditures or contractual liabilities or future working capital needs, (ii) Adjusted EBITDA does not reflect the significant interest expenses that we expect to incur or any income tax payments that we may incur, and (iii) Adjusted EBITDA does not reflect depreciation and amortization and, although these charges are non-cash, the assets to which they relate may need to be replaced in the future, and Adjusted EBITDA does not take into account any cash expenditures required to replace those assets. Adjusted EBITDA also includes, among other things, adjustments for goodwill impairment charges, gains and losses on derivatives and foreign currency swaps, acquisition related costs, and items that do not pertain to our core operations, including adjustments for general and administrative expenses we have incurred as a result of the SunEdison bankruptcy. These adjustments for items that we do not believe are representative of our core business involve the application of management judgment, and the presentation of Adjusted EBITDA should not be construed to imply that our future results will be unaffected by non-operating, unusual or non-recurring items. Exhibit 99.1

9 Definition of Cash Available for Distribution (“CAFD”) CAFD (defined below) is a supplemental non-GAAP measure of results from normal operations after debt service, payments to non-controlling interests, maintenance capital expenditures and other operating cash flows. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures, including net income, net cash provided by (used in) operating activities or any other measure determined in accordance with GAAP, nor is it indicative of funds available to meet our total cash needs. Please see the Appendix Tables below for our definition of CAFD and additional disclosure on the usefulness of CAFD as a supplementary non-GAAP measure and on its limitations. Reconciliation of Adjusted EBITDA to Cash Available for Distribution “CAFD” We disclose CAFD because we believe cash available for distribution is useful to investors in evaluating our operating performance and because securities analysts and other stakeholders analyze CAFD as a measure of our financial and operating performance and our ability to pay dividends. In addition, cash available for distribution is used by management for internal planning purposes and for evaluating the attractiveness of investments and acquisitions. Because of the limitations described below, however, we encourage you to review, and evaluate the basis for, each of the adjustments made to calculate CAFD. We define “cash available for distribution” or “CAFD” as Adjusted EBITDA as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents Adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee of our board of directors. CAFD is a supplemental non-GAAP financial measure. Our definitions and calculations of CAFD may not necessarily be the same as those used by other companies. CAFD is not indicative of the funds needed by us to operate our business. It should not be considered as an alternative to net income (loss), operating income, net cash provided by operating activities or any other performance or liquidity measure determined in accordance with U.S. GAAP. CAFD has certain limitations and should not be considered in isolation. Some of these limitations are: (i) CAFD includes all of the adjustments and exclusions made to Adjusted EBITDA described above, including, but not limited to, not reflecting depreciation and amortization, and excludes certain other cash flow items that are not representative of our core business operations. These adjustments for items that we do not believe are representative of our core business involve the application of management judgment, and the presentation of CAFD should not be construed to imply that our future results wil l be unaffected by infrequent, non-operating, unusual or non-recurring items. Exhibit 99.1

Reg. G: Reconciliation of Net Operating Revenue to Adjusted Revenue, Net Income / (Loss) to Adjusted EBITDA and Adjusted EBITDA to CAFD $000s, unless otherwise noted 10 Three Months Ended, September 2017 Three Months Ended, September 2016 Operating revenue, net 67,427 55,055 Amortization of favorable and unfavorable rate revenue contracts, net (a) 327 220 Adjusted revenue 67,754 55,275 Adjustments to reconcile net income to adjusted EBITDA and cash available for distribution Three Months Ended, September 2017 Three Months Ended, September 2016 Net income (36,711) (17,855) Add/(Subtract): Interest expense, net 29,121 33,159 Income tax expense (benefit) 2,490 2,121 Depreciation , accretion and amortization expense 16,562 13,594 General and administrative expense - G&A (b) 9,057 9,994 Non-cash stock-based compensation 750 646 Acquisition, formation and related cost (c) 15 139 Costs associated with shareholder litigation (d) 33,000 - Loss (gain) on foreign currency exchange, net (e) (7,114) 4,268 Loss (gain) on extinguishment of debt, net (36) 5 Other net loss (income) 14 (6,762) Other non-operating expenses (f) 274 - Adjusted EBITDA 47,421 39,308 Add/(Subtract): Interest payment (52,487) (49,921) Scheduled project level and other debt service and repayments (1,942) (2,790) Cash distributions to non-controlling interests - - Non-expansionary capital expenditures (423) (2,835) Change in restricted cash (g) 5,284 4,258 BioTherm dividend receipt (h) 2,887 1,731 Settlement gain/(loss) on foreign currency exchange related to operations (5,181) (2,914) Other (including interest income received) (i) 1,098 439 Cash available for distribution (3,343) (12,724) Exhibit 99.1

Footnotes to Reg. G 11 a) Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net. b) In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the three months ended September 30, 2017 or three months ended September 30, 2016 and amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Global that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. The Company’s normal operating general and administrative expenses of $6.4M for the three months ended September 30, 2017 and $5.4M for the three months ended September 30, 2016 are not added back in the reconciliation of net income (loss) to Adjusted EBITDA. (c) Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the three months ended September 30, 2017 and the three months ended September 30, 2016 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and Formation and offering related fees and expenses – affiliate reflected in the consolidated statement of operations. (d) Costs associated with shareholder litigation were $33.0 million for the three months ended September 30, 2017, which reflects the aggregate amount that the Company expects to pay in settlement costs and associated fees in connection with certain shareholder litigation against the Company, partially offset by insurance proceeds received by the Company as of September 30, 2017. The Company expects that the full amount of the costs associated with shareholder litigation will be funded through a combination of proceeds from existing insurance and litigation settlement proceeds available to the Company. However, there can be no assurance that there will be no out-of-pocket costs to the Company as a result of the shareholder litigation, or that the actual costs will not exceed the Company’s current expectations. (e) Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities. (f) Other charges and or non-operating items that we believe are not representative of our core business or future operating performance. For the three months ended September 30, 2017, includes $0.3M one-time transactional retentions not related to normal operational activities. (g) Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation during the three months ended September 30, 2017 or during the three months ended September 30, 2016. (h) For the three months ended September 30, 2017, include $2.9M actual BioTherm receipts due to economic interest. For the three months ended September 30, 2016, includes $1.7M actual BioTherm receipts. (i) For the three months ended September 30, 2017, includes net interest income of $2.2M and net withholding tax/other of ($1.1M). For the three months ended September 30, 2016, includes net interest income of $0.9M, and income tax payment/other of ($0.5M). Exhibit 99.1

12 Exhibit 99.1